                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549
                                    Form 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 9, 1996


                            SHILOH INDUSTRIES, INC.
- ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)





         Delaware                     0-21964                  51-0347683
- ---------------------------     ----------------------   ---------------------
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
      of incorporation or                                  Identification No.)
           organization)





 Suite 350, 1013 Centre Road, Wilmington, Delaware                  19805
- ---------------------------------------------------             --------------
   (Address of principal executive offices)                       (Zip code)





      Registrant's telephone number, including area code   (302) 998-0592

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 9, 1996, Shiloh Industries, Inc. (the "Company") completed the sale of all of the issued and outstanding common stock of its wholly owned subsidiary, Shafer Valve Company ("Shafer Valve"), to Bettis Corporation (the "Buyer") for $13.2 million in cash. The consideration paid in the transaction was determined in accordance with a negotiated Stock Purchase Agreement related to the transaction. In accordance with the terms of such Stock Purchase Agreement, the Buyer is indemnified by the Company for certain preclosing liabilities of Shafer Valve, including, among other things, matters which constitute breaches of warranties made in the Stock Purchase Agreement, certain unknown and unasserted employment, employee benefit plan and tax liabilities. The Company's investment in Shafer Valve was accounted for as a discontinued operation in the Company's Quarterly Report on Form 10-Q filed on June 14, 1996 (the "Second Quarter 10-Q"). As set forth in the Second Quarter 10-Q, the Company recorded an after-tax loss on the sale of the discontinued operations of approximately $10.2 million, or $.78 per share. The proceeds from the sale will be used principally to repay indebtedness.

There is no relationship between the Buyer and the Company or any of the Company's affiliates, directors, or officers.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)      Pro forma financial information

         This report includes an unaudited pro forma condensed consolidated balance sheet as of April 30, 1996 and unaudited pro forma condensed consolidated income statements for the fiscal years ended October 31, 1995, 1994 and 1993, giving pro forma effect to the disposition described above. Pro forma results for the interim periods ended April 30, 1996 and 1995 have not been presented herein as such pro forma results do not differ from the Company's results from continuing operations presented in the Company's Second Quarter 10-Q.

(c)      Exhibits

         2.1 Stock Purchase Agreement for Shafer Valve, dated May 22, 1996, by and between the Company and the Buyer. The Company agrees to furnish to the Securities and Exchange Commission, upon request, a copy of any omitted schedule or exhibit to Exhibit 2.1.

         99.1             Press release issued by the Company on May 22, 1996.

         99.2             Press release issued by the Company on July 11, 1996.

                            SHILOH INDUSTRIES, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


INTRODUCTORY COMMENTS
- ---------------------

         The unaudited pro forma condensed consolidated financial statements presented herein show the effects of the July 9, 1996 sale of the Company's stock in its wholly owned subsidiary, Shafer Valve. The Company's investment in Shafer Valve was accounted for as a discontinued operation in the Company's Second Quarter Form 10-Q. The Company recorded a loss on the sale of the discontinued operation of approximately $10.2 million, or $.78 per share, in the second quarter of 1996. The proceeds from the sale of $13.2 million in cash were used principally to repay indebtedness.

         The pro forma information is based on historical financial statements of the Company after adjusting for the transactions and assumptions as set forth in the accompanying notes to the pro forma statements. The pro forma condensed consolidated balance sheet assumes the transactions occurred at April 30, 1996, and the pro forma condensed consolidated income statements presented assume all of the transactions occurred at the beginning of the respective fiscal year or interim period.

         The pro forma condensed consolidated financial statements may not be indicative of the results that would have occurred if the transactions had been in effect as of the respective dates of the pro forma condensed consolidated financial statements, or results which may be attained in the future. The adjustments reflected in these pro forma condensed consolidated financial statements are preliminary and may change as more facts become known.

                            SHILOH INDUSTRIES, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF APRIL 30,1996
                                  (Unaudited)

                                                                                     Adjustments
                                                                Shiloh                   for                            Shiloh
                                                              Industries            Shafer Valve                      Industries
ASSETS                                                      Consolidated (a)         Divestiture                       Pro Forma
- ------                                                      ----------------         ------------                     ----------
Cash and cash equivalents                                    $    ---              $    1,103,361      (b)           $  1,103,361
Accounts receivable                                           31,842,676                 ---                           31,842,676
Inventory                                                     15,426,290                 ---                           15,426,290
Deferred income taxes                                          2,447,195                 ---                            2,447,195
Prepaid expenses                                               2,340,030                 ---                            2,340,030
Investment in discontinued operations, net                    12,177,264              (12,177,264)     (c)                 ---
                                                             ------------          --------------                    ------------
          Total current assets                                64,233,455              (11,073,903)                     53,159,552
                                                             ------------          --------------                    ------------

Property, plant and equipment, net                            100,255,412                                             100,255,412
Goodwill                                                          625,700                ---                              625,700
Other long-term assets                                          3,234,873                ---                            3,234,873
                                                             ------------          --------------                    ------------
          Total assets                                       $168,349,440          $  (11,073,903)                   $157,275,537
                                                             ============          ==============                    ============

LIABILITIES AND STOCKHOLDERS' EOUITY
- ------------------------------------

Accounts payable                                             $  9,561,270          $     ---                         $ 9,561,270
Current portion of long-term debt                               1,750,000             (1,750,000)      (d)                 ---
Accrued income taxes                                            2,794,663                ---                           2,794,663
Other accrued expenses                                          6,871,511                926,097       (e) (f)         7,797,608
                                                             ------------          --------------                    ------------
          Total current liabilities                            20,977,444               (823,903)                     20,153,541
                                                             ------------          --------------                    ------------
Long-term debt                                                 23,887,115            (10,250,000)      (d)             13,637,115
Deferred income taxes                                           7,284,018                ---                            7,284,018
Long-term pension liability                                        ---                   ---                               ---
                                                             ------------          --------------                    ------------
          Total liabilities                                   52,148,577              (11,073,903)                     41,074,674
                                                             ------------          --------------                    ------------
Stockholders'equity
 Common stock                                                    130,116                 ---                              130,116
 Paid-in capital                                              38,375,152                 ---                           38,375,152
 Retained earnings                                            77,695,595                 ---                           77,695,595
                                                             ------------          --------------                    ------------
          Total stockholders' equity                         116,200,863                 ---                          116,200,863
                                                             ------------          --------------                    ------------

Commitments and contingent liabilities                             ---                   ---                               ---
                                                             ------------          --------------                    ------------
          Total liabilities and stockholders' equity         $168,349,440          $  (11,073,903)                   $157,275,537
                                                             ============          ==============                    ============




See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet.

                            SHILOH INDUSTRIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31,1995
                                  (Unaudited)

                                                               1995              Adjustments                    1995
                                                              Shiloh                 for                       Shiloh
                                                            Industries          Shafer Valve                  Industries
                                                         Consolidated (a)      Divestiture (b)                Pro Forma
                                                      ----------------------  -----------------            --------------
   Revenues                                                $228,809,832        $ (16,461,916)                 $212,347,916
   Cost of sales                                            185,960,425          (12,226,317)                  173,734,108
                                                        ---------------       --------------                 -------------
   Gross profit                                              42,849,407           (4,235,599)                   38,613,808
   Selling, general and administrative expenses              18,265,180           (3,924,528)                   14,340,652
                                                        ---------------       --------------                 -------------
   Operating income                                          24,584,227             (311,071)                   24,273,156
   Interest expense, net                                      1,034,686             (632,237)   (c)                402,449
   Other income, net                                             76,151              (12,132)                       64,019
                                                        ---------------       --------------                 -------------
   Income from continuing operations before
      income taxes                                           23,625,692              309,034                    23,934,726
   Provision for income taxes                                 9,450,290               20,565     (d)             9,470,855
                                                        ---------------       --------------                 -------------
   Income from continuing operations                       $ 14,175,402       $      288,469                 $  14,463,871
                                                        ===============       ==============                 =============
   Earnings Per Share:
      Income per share from continuing operations                 $1.09                                              $1.11

   Weighted average number of common shares:                 13,002,616                                         13,002,616




   See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                            SHILOH INDUSTRIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31,1994
                                  (Unaudited)

                                                            1994              Adjustments                    1994
                                                           Shiloh                 for                       Shiloh
                                                         Industries           Shafer Valve                 Industries
                                                       Consolidated (a)      Divestiture (b)               Pro Forma
                                                       ----------------      ---------------               ---------
Revenues                                               $210,018,575         $ (15,252,804)                $194,765,771
Cost of sales                                           174,983,533           (10,970,842)                 164,012,691
                                                       ------------         -------------                 ------------
Gross profit                                             35,035,042            (4,281,962)                  30,753,080
Selling, general and administrative expenses             18,363,565            (4,401,753)                  13,961,812
                                                       ------------         -------------                 ------------
Operating income                                         16,671,477               119,791                   16,791,268
Interest expense, net                                     1,593,157              (757,016)   (c)               836,141
Other income, net                                           (88,935)                6,681                     (82,254)
                                                       ------------         -------------                 ------------
Income from continuing operations before
   income taxes                                          14,989,385               883,488                   15,872,873
Provision for income taxes                                6,220,563               270,035    (d)             6,490,598
                                                       ------------         -------------                 ------------
Income from continuing operations                      $  8,768,822         $     613,453                 $  9,382,275
                                                       ============         =============                 ============

Earnings Per Share:
   Income per share from continuing operations                $0.67                                              $0.72

Weighted average number of common shares:                12,968,210                                         12,968,210




See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                            SHILOH INDUSTRIES, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                       FOR THE YEAR ENDED OCTOBER 31,1993
                                  (Unaudited)

                                                              1993              Adjustments                      1993
                                                             Shiloh                  for                        Shiloh
                                                            Industries          Shafer Valve                  Industries
                                                        Consolidated   (a)      Divestiture (b)               Pro Forma
                                                        ------------------     -----------------              ------------
 Revenues                                                 $184,121,106         $ (21,595,161)                 $162,525,945
 Cost of sales                                             148,614,532           (14,007,120)                  134,607,412
                                                          ------------         -------------                  ------------
 Gross profit                                               35,506,574            (7,588,041)                   27,918,533
 Selling, general and administrative expenses               17,676,517            (5,352,013)                   12,324,504
                                                          ------------         -------------                  ------------
 Operating income                                           17,830,057            (2,236,028)                   15,594,029
 Interest expense, net                                       2,629,644            (1,252,571)                    1,377,073
 Minority interest                                              (6,137)               ---                           (6,137)
 Other income, net                                             173,861                 8,051                       181,912
                                                          ------------         -------------                  ------------
 Income from continuing operations before
    income taxes                                            15,368,137              (975,406)                   14,392,731
 Provision for income taxes                                  6,504,620              (548,614)    (d)             5,956,006
                                                          ------------         -------------                  ------------
 Income from continuing operations                        $  8,863,517         $    (426,792)                 $  8,436,725
                                                          ============         =============                  ============


 Earnings Per Share:
    Income per share from continuing operations                  $0.86                                               $0.82

 Weighted average number of common shares:                  10,350,705                                          10,350,705




See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Income.

                            SHILOH INDUSTRIES, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                           CONSOLIDATED BALANCE SHEET



(a)      Unaudited Condensed Consolidated Balance Sheet at April 30, 1996.

(b) The proceeds from the sale of Shafer Valve remaining after retirement of indebtedness and payment of related interest.

(c) Represents the elimination of the Company's investment in Shafer Valve as a result of the sale to the Buyer. Shafer Valve was accounted for as a discontinued operation at April 30, 1996.

(d) Represents the use of the proceeds from the sale of Shafer Valve to retire indebtedness.

(e) Represents the accrual of professional fees and other transaction costs as well as the estimated operating loss of Shafer Valve from April 30, 1996 to July 9, 1996. Such amounts were previously reflected in the net investment in discontinued operations.

(f) Includes $96,639 which represents the repayment of interest expense associated with the retired indebtedness.

                            SHILOH INDUSTRIES, INC.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED STATEMENT OF INCOME



(a) Consolidated results of operations of the Company. This column includes the results of operations of Shafer Valve as a component of continuing operations.

(b) This column represents the historical results of operations of Shafer Valve, except as noted in items (c) and (d) below.

(c) Interest expense, net reflects the interest cost directly attributable to the third party debt incurred by the Company upon acquisition of Shafer Valve. Such amount does not differ materially from the pro forma adjustment that results from the use of proceeds upon sale of Shafer Valve to retire such debt.

(d) These adjustments reflect the pro forma amount for income taxes on Shafer Valve's earnings. Shafer Valve's effective tax rate differs from the statutory rate due to the impact of state income taxes and permanent differences in the periods presented.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 23, 1996               SHILOH INDUSTRIES, INC.



                                        By:  /s/ Robert L. Grissinger
                                             -------------------------------
                                                Robert L. Grissinger,
                                                President and Chief
                                                Executive Officer